SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 21, 2005

WILLIAMS SCOTSMAN, INC.

(Exact name of Registrant as specified in its Charter)

Commission File Number:  033-68444

Maryland	033-68444	52-0665775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8211 Town Center Drive Baltimore, Maryland		21236
(Address of principal executive offices)		(Zip Code)

(410) 931-6000

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year - if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2005, Williams Scotsman, Inc. issued a press release announcing its results of operations for the three and six months ended June 30, 2005.  A copy of the press release, including text and tables, is attached as Exhibit 99.1 below to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

The Company defines EBITDA as earnings before deducting interest, income taxes, depreciation and amortization.  The Company believes that EBITDA provides useful information with respect to its ability to meet its future debt service, capital expenditures and working capital requirements and its overall operating performance.  In addition, the Company utilizes EBITDA when interpreting operating trends and results of operations of its core business operations.  However, EBITDA should not be considered in isolation or as a substitute for cash flow from operating activities, or other measures prepared in accordance with generally accepted accounting principles or as a measure of the Company’s liquidity. When evaluating EBITDA, investors should consider, among other factors, (1) increasing or decreasing trends in EBITDA, (2) whether EBITDA has remained at positive levels historically and (3) how EBITDA compares to levels of debt and interest expense.  Because EBITDA excludes some, but not all, items that affect cash flow from operating activities and may vary among companies, EBITDA mentioned above may not be comparable to similarly titled measures of other companies.   To maintain the value of its lease fleet which generates significant rental value, the Company performs periodic refurbishments to its fleet. The capital expenditures for such refurbishments are reflected in the cash flow used in the investing activities but not in cash flow from operations or EBITDA. As a result, cash flow from operating activities or EBITDA should not be evaluated without also considering cash flow used in the investing activities, together with cash flow from financing activities and net income (loss).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

( c )         Exhibits

Exhibit	Description
99.1	Press release dated July 21, 2005 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS SCOTSMAN, INC.

By:	/s/ Robert C. Singer
Robert C. Singer
Chief Financial Officer

Dated: July 22, 2005